UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23059

CLOUGH FUNDS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

303.623.2577

(Registrant’s telephone number, including area code)

Sareena Khwaja-Dixon, Secretary

Clough Funds Trust

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2020 - April 30, 2021

Item 1.	Report to Stockholders.

(a)

Clough Global Long/Short Fund	Table of Contents

Shareholder Letter	2
Portfolio Performance	4
Disclosure of Fund Expenses	7
Statement of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	19
Additional Information	32
Investment Advisory Agreement Approval	36

As permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “Commission”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.

Instead, the reports will be made available on the Fund’s website at www.cloughglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-425-6844 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at http://www.cloughglobal.com/open-end-funds/overview/cloax.

Clough Global Long/Short Fund	Shareholder Letter

April 30, 2021 (Unaudited)

To Our Investors,

For the semi-annual period ending April 30, 2021, the Clough Global Long/Short Fund (the “Fund”) had a net return of 21.70% for Class I, compared to 28.56% for the MSCI ACWI Index and 26.21% for the HFRI Equity Hedge (Total) Index. See total net returns chart for the performance of all other share classes.

The Fund had strong performance for the first half of fiscal 2021 (November 1, 2020 - April 30, 2021). Health Care, Information Technology and Financials were the largest contributing sectors while hedges and holdings in Fixed Income were the largest detractors.

Top 5 Contributors and Detractors for the Fund's first fiscal half of the year:

Among the top five positive contributors in the period, two health care investments, CRISPR Therapeutics and the ETFMG Alternative Harvest exchange-traded fund (“ETF”) were among the top gainers. Alternative Harvest is comprised of investments in the cannabis market which rallied as the incoming Biden administration may be supportive of wide legalization and relaxing of regulatory barriers to the industry. Semiconductor producer, Micron Technology Inc., Bank of America Corp., and Carnival Corp. rounded out the top five positive contributors.

Options on the S&P 500 Index as well as long dated U.S. Treasuries were top detractors from performance. A long position in AbCellera Biologics Inc., a specialty life sciences company, was also a detractor during the period. We continue to hold the name as we believe their development opportunities are significant. Vertex Pharmaceuticals Inc. declined over concerns they may have to make a large acquisition in order to maintain their high growth rate. We continue to hold the stock as we think Vertex’s pipeline is underappreciated. Finally, a short position in Deutsche Bank rounded out the bottom five detractors.

On the Markets:

After a large run up in growth stocks in 2020 and a significant rotation to value names in the first quarter of 2021, we believe many investors are likely looking for where to allocate their capital going forward. Interest rates have risen from record lows and inflation fears are in the market all while a reopening of the economy from the COVID shutdown kicks into full gear.

At Clough Capital Partners L.P. (“Clough Capital”), we are always looking for what we believe are attractive profit cycles regardless of the state of the economy, the price of broader market indices, or whether the market favors growth or value stocks. Capital is always on the move, and we try to set up in front of where we believe these flows may turn as we seek returns for our investors. Or, as Wayne Gretzky would say; “don’t skate to the puck, skate to where the puck is going.”

We generally look for profit cycles in three significant areas, among others. First, markets that have seen significant underinvestment that now are entering a demand cycle. The COVID-19 shutdowns created underinvestment in several industries that are now facing a surge in demand. Two such industries are currently aerospace and semiconductors.

Second, we look for profit cycles in disruptive technologies Finally, we look for new technologies to invest in such as electronic vehicles and the build out in the 5G networks.

Our analysts look for investments in these profit cycles globally. We have dedicated resources to have boots on the ground in China, as we believe it is still the largest consumer growth story on the planet and requires active monitoring and analysis.

Interest Rates and Inflation:

We think the behavior of the recent markets signals the recovery and corresponding rise in rates and inflation expectations may be more difficult to sustain once the “sugar rush” from spending the stimulus checks runs its course. Even the rally in commodities seems to have faltered, at least temporarily.

Pent up demand for most durable goods like automobiles may be spent. The base effect caused by falling prices during the pandemic will make year-to-year inflation numbers this spring look like we are going back to the 1970s, but we believe that is likely to evaporate in the summer months.

Commodity prices rise because a demand surge happens before supplies can be brought on. Shortages of industrial and agricultural commodities are widespread today but eventually supply and logistical bottlenecks will be resolved, and price pressures relieved. As we write this, things are reportedly speeding up at the Port of Long Beach, California. China was the first economy to recover last spring and its needs for industrial materials soared, but it has now reportedly rebuilt its inventory stocks. The likelihood that the cyclical boom may be temporary might be why several growth and technology stock indexes, which had been range bound since last summer, have been performing well again.

2	www.cloughglobal.com

Clough Global Long/Short Fund	Shareholder Letter

April 30, 2021 (Unaudited)

One thing to watch is how bank deposits behave. Baby boomers are the wealthier segment of the population, and they are proving to be world class savers, as evidenced by the rise in bank deposits sitting unused by the banking system.

We believe households saved a good percentage of last year’s fiscal stimulus and invested it back in bank certificates of deposit (“CDs”). That rise in CDs outstanding, and not spending, is what blew out the money supply measures such as M2. Should the same happen again with the new stimulus checks, the financial markets could turn their attention to a possible slowdown in the economy later in the year. Powerful secular forces, which limit spending and inflation pressures, including demographics, already heavy consumer balance sheets and technology are still at work. And households have a history of treating one-time transfer payments and income subsidies like a temporary tax cut. They generally do not increase spending levels because the effect on incomes is temporary (academics call it the permanent income hypothesis). So, while most of the money went to boost deposits by 25%, bank loans rose only 10%. The American Jobs Plan’s infrastructure program is large in numbers, but it stretches out over eight years and any tax increase will only be further dilutive of spending and investment.

However, as this all plays out, it seems to us that monetary and fiscal actions are currently bullish for stocks, and we still believe a portfolio based upon a balance of growth and value makes the most sense. We see plenty of value plays in cruise lines and other leisure activities that are still well below their pre-COVID highs. We also believe growth stocks in technology and health care, that have been sold during this period of rising rates, will be very attractive once the market gets comfortable that rates have settled into their post-COVID range.

The Hedge Book:

The Fund continues to use the hedge book to attempt to lower volatility as well as protect long term positions from being liquidated at market bottoms. Last year, Eurodollar futures and long duration U.S. Treasuries proved to be a valuable addition to equity shorts in protecting the long book during the sharp selloff in February and March. This year, the Fund has pivoted to using sector specific ETFs along with individual short positions to hedge the portfolio from the sharp market rotation from growth to value. The ability to use multiple strategies to protect the portfolio during times of market volatility remains critical. Having your long book in place as the market recovers is crucial to creating returns for shareholders.

Sincerely,

Charles I. Clough, Jr.	Robert M. Zdunczyk

Semi-Annual Report | April 30, 2021	3

Clough Global Long/Short Fund	Portfolio Performance

April 30, 2021 (Unaudited)

Performance (as of April 30, 2021)

	6 Month	1 Year	3 Year	5 Year	Since Inception(a)
Class I - NAV	21.70%	38.73%	9.29%	10.11%	6.55%
Investor Class - NAV	21.54%	38.32%	9.00%	9.78%	6.24%
Class A – NAV	21.46%	38.23%	8.97%	9.76%	6.22%
Class A - MOP	14.78%	30.67%	6.93%	8.53%	5.28%
Class C - NAV	21.09%	37.36%	8.23%	9.01%	5.56%
Class C - CDSC	20.09%	36.36%	8.23%	9.01%	5.56%
MSCI All Country World Index(b)	28.56%	46.40%	13.91%	14.45%	11.26%
HFRI Equity Hedge (Total) Index(c)	26.21%	42.17%	10.87%	10.53%	7.95%

The performance data quoted represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than the original cost. Performance reflects the deduction of management fees and other applicable expenses and includes reinvested distributions and capital gains. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days. Performance shown does not reflect the redemption fee, which, if reflected, would reduce the performance quoted. For the most current month-end performance data please call 1-855-425-6844.

Maximum Offering Price (MOP) for Class A shares includes the Fund's maximum sales charge of 5.50%. Contingent Deferred Sales Charge (CDSC) performance for Class C shares includes a 1.00% CDSC on Class C shares redeemed within 12 months of purchase. Performance shown at Net Asset Value (NAV) does not include these sales charges.

(a)	The performance data quoted for periods prior to September 30, 2015 is that of an unregistered investment fund (the “Predecessor Fund”) that was managed by Clough Capital Partners L.P. (the “Adviser” or “Clough Capital”) and was reorganized into the Fund as of the date the Fund commenced investment operations. The Predecessor Fund was not a registered mutual fund and therefore was not subject to the same investment and tax restrictions as the Fund. Performance information reflects all fees and expenses incurred by the Predecessor Fund and has not been adjusted to reflect Fund expenses. If it had been so adjusted, the Predecessor Fund's performance might have been higher or lower for a given period depending on the amount of such expenses incurred for any given period. Performance information for Class Investor, Class A and Class C have been adjusted to reflect 12b-1 fees and shareholder services fess, as applicable. The Predecessor Fund commenced operations on January 2, 2015.

(b)	The MSCI All Country World Index is a float-adjusted, capitalization weighted index that is designed to measure the equity market performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

(c)	The HFRI Equity Hedge (Total) Index is an index designed by Hedge Fund Research, Inc. to represent the performance of investment managers who maintain positions both long and short in primarily equity and equity derivative securities. The index reflects the reinvestment of dividends. A wide variety of investment processes can be employed by such managers to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The HFRI family of indices reserves the right to revise historical performance data for a period of up to four months following the as of date. The performance shown was calculated using current, available data at the time of publication, but is subject to change outside of the control of the Fund and its affiliates. Both indices referenced herein reflect the reinvestment of dividends.

Total returns for periods greater than one year are annualized.

The performance of the indices referenced herein is used for informational purposes only. One cannot invest directly in an index. Indices are not subject to any of the fees, allocations or expenses to which the Fund is subject, and there are significant differences between the Fund's investments and the components of the indices referenced herein.

4	www.cloughglobal.com

Clough Global Long/Short Fund	Portfolio Allocation

April 30, 2021 (Unaudited)

Performance of $1,000,000 Initial Investment (as of April 30, 2021)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Fund since inception. The historical performance prior to September 30, 2015 is that of the Predecessor Fund. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Long Holdings (as a % of Net Assets)(a)
Annaly Capital Management, Inc.	2.46%
Carnival Corp.	2.36%
Royal Caribbean Cruises Ltd.	2.28%
AGNC Investment Corp.	1.97%
Micron Technology, Inc.	1.96%
First American Financial Corp.	1.88%
Samsung Electronics Co., Ltd.	1.85%
Equitable Holdings, Inc.	1.79%
TransDigm Group, Inc.	1.79%
PennyMac Financial Services, Inc.	1.70%
Top Ten Holdings	20.04%

(a)	Holdings are subject to change without notice. Top Ten Long Holdings includes equity and equity-related securities only. The exposure figures include notional value of swaps.

Semi-Annual Report | April 30, 2021	5

Clough Global Long/Short Fund	Portfolio Allocation

April 30, 2021 (Unaudited)

Sector Allocation (as a % of Net Assets)(a)	Long	Short	Gross	Net
Health Care	26.21%	-3.10%	29.31%	23.11%
Information Technology	17.04%	-0.48%	17.52%	16.56%
Financials	17.06%	-0.65%	17.71%	16.41%
Fixed Income	14.01%	0.00%	14.01%	14.01%
Consumer Discretionary	13.06%	-1.03%	14.09%	12.03%
Industrials	6.04%	0.00%	6.04%	6.04%
Communication Services	3.43%	0.00%	3.43%	3.43%
Real Estate	3.14%	0.00%	3.14%	3.14%
Hedges	0.69%	-3.10%	3.79%	-2.41%
Total Investments	100.68%	-8.36%	109.04%	92.32%

Region Allocation (as a % of Net Assets)(a)	Long	Short	Gross	Net
United States	64.88%	-3.16%	68.04%	61.72%
Multinational(b)	18.78%	-4.06%	22.84%	14.72%
China	5.81%	0.00%	5.81%	5.81%
Other - Emerging Markets	5.67%	0.00%	5.67%	5.67%
Europe	4.00%	-1.14%	5.14%	2.86%
Other - Developed Markets	1.54%	0.00%	1.54%	1.54%
Total Investments	100.68%	-8.36%	109.04%	92.32%

(a)	Holdings are subject to change without notice. The exposure figures reported include the market value of futures, notional value of swaps and do not include cash holdings.

(b)	Multinational companies include those organized or located in the United States that have more than 50% of revenues derived outside of the United States.

6	www.cloughglobal.com

Clough Global Long/Short Fund	Disclosure of Fund Expenses

April 30, 2021 (Unaudited)

Examples. As a shareholder of the Clough Global Long/Short Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees and sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 01, 2020 and held through April 30, 2021.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period November 01, 2020 – April 30, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/20	Ending Account Value 4/30/21	Expense Ratio(a)(b)	Expenses Paid During period 11/01/20 - 4/30/21(c)

Clough Global Long/Short Fund
Class I
Actual	$ 1,000.00	$ 1,217.00	1.32%	$ 7.24
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.25	1.32%	$ 6.59
Investor Class
Actual	$ 1,000.00	$ 1,215.40	1.59%	$ 8.71
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.91	1.59%	$ 7.93
Class A
Actual	$ 1,000.00	$ 1,214.60	1.61%	$ 8.82
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.81	1.61%	$ 8.03
Class C
Actual	$ 1,000.00	$ 1,210.90	2.32%	$12.74
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,013.29	2.32%	$11.60

(a)	Expense ratio excluding interest expense and dividends paid on borrowed securities for the Clough Global Long/Short Fund is 1.25%, 1.51%, 1.51%, and 2.25% for Class I, Investor Class, Class A, and Class C, respectively.
(b)	Annualized, based on the Fund's most recent fiscal half year expenses.
(c)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

Semi-Annual Report | April 30, 2021	7

Clough Global Long/Short Fund	Statement of Investments

April 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS 84.51%
Communication Services 3.43%
Alphabet, Inc. - Class C(a)	401	$966,458
ViacomCBS, Inc. - Class B	19,900	816,298
Walt Disney Co.(a)	6,200	1,153,324
		2,936,080

Consumer Discretionary 13.06%
ANTA Sports Products, Ltd.	25,000	448,972
Booking Holdings, Inc.(a)	531	1,309,489
Boyd Gaming Corp.(a)	6,800	449,820
Carnival Corp.(a)(b)	72,300	2,021,508
Carvana Co.(a)(b)	4,528	1,291,657
DR Horton, Inc.	9,100	894,439
Lennar Corp. - Class A	8,400	870,240
Royal Caribbean Cruises Ltd.(a)	22,460	1,952,897
Sands China, Ltd.(a)	165,600	786,668
Six Flags Entertainment Corp.(a)	16,500	775,170
Tesla, Inc.(a)	550	390,192
		11,191,052

Financials 17.06%
AGNC Investment Corp.(b)	94,330	1,691,337
Annaly Capital Management, Inc.	232,400	2,110,192
Bank of America Corp.(b)	31,720	1,285,612
Barings BDC, Inc.	32,900	341,502
Citigroup, Inc.	12,202	869,271
Equitable Holdings, Inc.(b)	44,900	1,536,927
First American Financial Corp.(b)	25,030	1,614,435
Golub Capital BDC, Inc.	36,235	567,440
Hong Kong Exchanges and Clearing, Ltd.	17,900	1,083,068
JPMorgan Chase & Co.	4,240	652,154
PennyMac Financial Services, Inc.(b)	24,240	1,459,490
Redwood Trust, Inc.	98,700	1,096,557
Sixth Street Specialty Lending, Inc.	13,690	305,013
		14,612,998

Health Care 25.99%(c)
1Life Healthcare, Inc.(a)	25,000	1,087,750
AbbVie, Inc.	3,480	388,020
AbCellera Biologics, Inc.(a)	32,300	860,795
Acadia Healthcare Co., Inc.(a)	14,480	882,122
Anthem, Inc.(b)	2,550	967,444
Apellis Pharmaceuticals, Inc.(a)	20,100	1,018,467
AVEO Pharmaceuticals, Inc.(a)	13,900	97,995
Brookdale Senior Living, Inc.(a)	160,600	1,050,324
Checkmate Pharmaceuticals, Inc.(a)	49,142	355,788
Community Health Systems, Inc.(a)	25,080	279,642
Covetrus, Inc.(a)	21,400	613,110
CRISPR Therapeutics AG(a)	7,681	1,008,285
Gossamer Bio, Inc.(a)	30,600	264,384
Hologic, Inc.(a)	7,740	507,357
Humana, Inc.	2,410	1,073,028
	Shares	Value
Health Care (continued)
Idorsia, Ltd.(a)	9,489	$245,836
Jazz Pharmaceuticals PLC(a)	6,140	1,009,416
Johnson & Johnson	7,020	1,142,365
McKesson Corp.	6,550	1,228,518
Merck & Co., Inc.	10,500	782,250
Pfizer, Inc.	33,800	1,306,370
Repare Therapeutics, Inc.(a)	14,100	461,070
Thermo Fisher Scientific, Inc.	2,743	1,289,841
UnitedHealth Group, Inc.	2,310	921,228
Universal Health Services, Inc. - Class B	6,160	914,206
Veracyte, Inc.(a)	11,270	560,682
Vertex Pharmaceuticals, Inc.(a)	2,533	552,701
Zai Lab, Ltd. - ADR(a)	3,330	553,479
Zoetis, Inc.	4,909	849,404
		22,271,877

Industrials 4.79%
Lyft, Inc. - Class A(a)(b)	24,500	1,363,670
TransDigm Group, Inc.(a)(b)	2,492	1,529,440
Uber Technologies, Inc.(a)	22,100	1,210,417
		4,103,527

Information Technology 17.04%
Applied Materials, Inc.	10,540	1,398,763
BE Semiconductor Industries NV	5,916	478,816
Crowdstrike Holdings, Inc. - Class A(a)	1,805	376,361
Dynatrace, Inc.(a)	8,050	418,922
Hon Hai Precision Industry Co., Ltd.	211,000	876,240
Infineon Technologies AG	18,281	737,706
Intel Corp.	12,700	730,631
Lam Research Corp.	1,740	1,079,583
Mastercard, Inc. - Class A	3,082	1,177,509
MediaTek, Inc.	24,600	1,043,604
Micron Technology, Inc.(a)(b)	19,500	1,678,365
Samsung Electronics Co., Ltd.	21,676	1,588,164
SMART Global Holdings, Inc.(a)	9,800	452,270
Taiwan Semiconductor Manufacturing Co., Ltd.	63,000	1,353,238
Twilio, Inc. - Class A(a)	1,000	367,800
Visa, Inc. - Class A	3,600	840,816
		14,598,788

Real Estate 3.14%
Community Healthcare Trust, Inc.	8,650	440,458
Ventas, Inc.	20,410	1,131,939
Welltower, Inc.	14,950	1,121,698
		2,694,095

TOTAL COMMON STOCKS
(Cost $59,061,252)		72,408,417

See Notes to the Financial Statements.

8	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Investments

April 30, 2021 (Unaudited)

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.28%
Call Options Purchased 0.23%
CRISPR Therapeutics AG
07/16/21, $130, $1,443,970	110	$183,150
Eurodollar Future Option
12/14/21, $100, $115,953,563	465	2,906
12/14/21, $99.875,
$174,553,750	700	8,750

Total Call Options Purchased
(Cost $512,794)		194,806

Put Options Purchased 0.05%
Invesco QQQ Trust Series 1™
05/21/21, $306, $20,279,400	600	43,200

Total Put Options Purchased
(Cost $620,577)		43,200

Description/Maturity Date/Rate	Principal Amount	Value
CORPORATE BONDS 9.33%
Communication Services
Alphabet, Inc.
08/15/2050, 2.050%	$500,000	420,291

Consumer Discretionary
Amazon.com, Inc.
06/03/2050, 2.500%	400,000	360,235
Marriott International, Inc.
Melco Resorts Finance, Ltd.
07/21/2028, 5.750%(d)	250,000	269,229
		999,403

Health Care
AbbVie, Inc.
03/15/2035, 4.550%	400,000	474,173
Eli Lilly & Co.
05/15/2050, 2.250%	1,000,000	851,415
Johnson & Johnson
09/01/2040, 2.100%	500,000	456,946
09/01/2060, 2.450%	750,000	667,333
Merck & Co., Inc.
06/24/2050, 2.450%	300,000	265,372
Novartis Capital Corp.
08/14/2050, 2.750%	800,000	770,227
		3,485,466

Industrials
FedEx Corp.
01/15/2044, 5.100%	400,000	497,807
IHS Markit, Ltd.
05/01/2029, 4.250%	400,000	453,682
Description/Maturity Date/Rate	Principal Amount	Value
Industrials (continued)
Johnson Controls International PLC / Tyco
Fire & Security Finance SCA
09/15/2030, 1.750%	$250,000	$236,742
		1,188,231

Information Technology
Apple, Inc.
08/20/2060, 2.550%	430,000	379,131
Microsoft Corp.
06/01/2050, 2.525%	800,000	746,511
		1,125,642

Real Estate
Agile Group Holdings, Ltd.
03/07/2022, 6.700%(e)	250,000	256,125
Sunac China Holdings, Ltd.
04/19/2023, 8.350%(e)	250,000	261,750
Times China Holdings, Ltd.
07/16/2023, 6.750%(e)	250,000	255,313
		773,188

TOTAL CORPORATE BONDS
(Cost $8,022,043)		7,992,221

CONVERTIBLE CORPORATE BONDS 1.94%
Financials
Ares Capital Corp.
02/01/2022, 3.750%	380,000	394,060
Redwood Trust, Inc.
08/15/2023, 4.750%	278,000	280,447
Starwood Property Trust, Inc.
04/01/2023, 4.375%	923,000	981,887
		1,656,394

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $1,584,301)		1,656,394

GOVERNMENT & AGENCY OBLIGATIONS 2.75%
U.S. Treasury Bonds
11/15/2040, 1.375%	1,000,000	871,563
08/15/2049, 2.250%	1,500,000	1,487,080

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $2,386,569)		2,358,643

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	9

Clough Global Long/Short Fund	Statement of Investments

April 30, 2021 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS 3.01%
Money Market Funds 3.01%
BlackRock Liquidity Funds, T-Fund
Portfolio - Institutional Class
(0.027% 7-day yield)	2,582,658	$2,582,658
		2,582,658

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,582,658)		2,582,658

Total Investments - 101.82%
(Cost $74,770,194)		87,236,339

Liabilities in Excess of Other Assets - (1.82%)(f)		(1,560,393)

NET ASSETS - 100.00%		$85,675,946

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (2.76%)
Consumer Discretionary (1.03%)
DoorDash, Inc. - Class A	(6,180)	(884,791)

Financials (0.65%)
Deutsche Bank AG	(9,500)	(133,000)
Mediobanca Banca di Credito
Finanziario SpA	(25,469)	(287,892)
Societe Generale S.A.	(4,854)	(138,132)
		(559,024)

Health Care (0.59%)
Novocure, Ltd.	(2,475)	(505,147)

Information Technology (0.49%)
Temenos AG	(2,828)	(415,258)

TOTAL COMMON STOCKS
(Proceeds $2,084,688)		(2,364,220)

EXCHANGE TRADED FUNDS (5.58%)
Invesco QQQ ™ Trust Series 1	(7,800)	(2,636,322)
iShares® Nasdaq Biotechnology ETF	(5,400)	(835,056)
iShares® U.S. Healthcare Providers ETF	(5,000)	(1,313,952)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $4,538,138)		(4,785,330)

TOTAL SECURITIES SOLD SHORT
(Proceeds $6,622,826)		$(7,149,550)
(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts or futures contracts. As of April 30, 2021, the aggregate market value of those securities was $5,839,540, representing 6.82% of net assets. (See Note 1)
(c)	When sector categorization is categorized by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.
(d)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2021, these securities had an aggregate value of $269,229 or 0.31% of net assets.
(e)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of April 30, 2021, the aggregate value of those securities was $773,188, representing 0.90% of net assets.
(f)	Includes cash which is being held as collateral for futures contracts, total return swap contracts and securities sold short.

See Notes to the Financial Statements.

10	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Investments

April 30, 2021 (Unaudited)

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
EURODOLLAR 90 DAY	Morgan Stanley	Long	194	June 2021	$48,410,275	$507,087	$507,087
					$48,410,275	$507,087	$507,087

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Upfront Premiums Paid/ (Received)	Net Unrealized Appreciation
Morgan Stanley	Zoomlion Heavy Industry Science	$1,000,033	1D FEDEF - 250 bps	1D FEDEF	01/03/2022	$1,067,216	$–	$67,183
TOTAL		$1,000,033				$1,067,216	$–	$67,183

*	Payment made when swap contract closes.

CALL OPTIONS WRITTEN

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
Invesco QQQ Trust Series 1™	Morgan Stanley	05/21/2021	$290	(600)	$(20,279,400)	$(16,200)
					$(20,279,400)	$(16,200)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

FEDEF Rates:

1D FEDEF - 1 Day FEDEF as of April 30, 2021 was 0.05%

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	11

Clough Global Long/Short Fund	Statement of Assets and Liabilities

April 30, 2021 (Unaudited)

ASSETS:

Investments, at value (Cost - see below)	$87,236,339
Cash	8,661
Foreign currency, at value (Cost $3)	3
Deposit with broker for futures contracts	507,087
Deposit with broker for securities sold short	6,883,616
Deposit with broker for total return swap contracts	509,050
Deposit with broker for written options	44,871
Unrealized appreciation on total return swap contracts	67,183
Dividends receivable	28,412
Interest receivable	90,513
Receivable for investments sold	77,076
Receivable for shares sold	61,334
Other assets	43,070
Total Assets	95,557,215

LIABILITIES:

Variation margin payable for futures contracts	435,918
Securities sold short (Proceeds $6,622,826)	7,149,550
Written options, at value (Premiums received $407,719)	16,200
Payable for investments purchased	2,139,012
Payable for shares redeemed	2,391
Payable for total return swap contracts payments	6,761
Accrued investment advisory fee	36,365
Accrued distribution and service fees	4,071
Accrued legal expense	32,198
Accrued administration fee	13,613
Other payables and accrued expenses	45,190
Total Liabilities	9,881,269
Net Assets	$85,675,946
Cost of Investments	$74,770,194

COMPOSITION OF NET ASSETS:

Paid-in capital	$68,093,963
Distributable Earnings	17,581,983
Net Assets	$85,675,946
PRICING OF CLASS I SHARES:
Net Assets	$78,921,828
Shares outstanding of no par value, unlimited shares authorized	5,261,579
Net Asset Value, offering and redemption price per share	$15.00
PRICING OF INVESTOR CLASS SHARES:
Net Assets	$3,054,129
Shares outstanding of no par value, unlimited shares authorized	206,735
Net Asset Value, offering and redemption price per share	$14.77
PRICING OF CLASS A SHARES:
Net Assets	$2,347,025
Shares outstanding of no par value, unlimited shares authorized	158,980
Net Asset Value, offering and redemption price per share	$14.76
Maximum offering price per share (NAV/0.945), based on maximum sales charge of 5.50% of the offering price	$15.62
PRICING OF CLASS C SHARES:
Net Assets	$1,352,964
Shares outstanding of no par value, unlimited shares authorized	94,817
Net Asset Value, offering and redemption price per share	$14.27

See Notes to the Financial Statements.

12	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Operations

For the six months ended April 30, 2021 (Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $12,940)	$500,766
Interest Income	114,219
Total Income	614,985

EXPENSES:

Investment advisory fees	407,720
Distribution and shareholder service fees:
Investor Class	3,823
Class A	4,180
Class C	6,314
Administration fees	63,432
Trustees fees	38,386
Registration fees	33,503
Dividend expense - short sales	26,095
Custodian fees	24,748
Audit & Tax Services fees	21,312
Legal fees	65,657
Printing fees	4,753
Insurance fees	12,985
Transfer agent fees	20,159
Delegated transfer agent fees:
Class I	2,784
Investor Class	3
Class C	66
Other expenses	10,509
Total Expenses Before Waivers and/or Reimbursements	746,429
Less fees waived and/or reimbursed by Adviser:
Class I	(217,106)
Investor Class	(9,474)
Class A	(10,993)
Class C	(4,147)
Net Expenses	504,709
Net Investment Income	110,276

NET REALIZED GAIN/(LOSS) ON:
Investment securities	6,943,252
Futures contracts	279,807
Securities sold short	(1,003,514)
Written options	25,418
Total return swap contracts	1,144,036
Foreign currency transactions	(7,394)
Net realized gain	7,381,605
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
Investment securities	6,632,643
Futures contracts	(234,318)
Securities sold short	(1,187,848)
Written options	391,519
Total return swap contracts	(451,065)
Translation of assets and liabilities denominated in foreign currencies	281
Net change in unrealized appreciation	5,151,212
Net realized and unrealized gain	12,532,817
Net Increase in Net Assets from Operations	$12,643,093

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	13

Clough Global Long/Short Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2021 (Unaudited)	For the Year Ended October 31, 2020

OPERATIONS:

Net investment income	$110,276	$117,175
Net realized gain	7,381,605	2,442,649
Net change in unrealized appreciation/(depreciation)	5,151,212	1,180,905
Net Increase in Net Assets From Operations	12,643,093	3,740,729

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings
Class I	(262,953)	–
Investor Class	(10,971)	–
Class A	(20,697)	–
Class C	(3,658)	–
Net Decrease in Net Assets from Distributions	(298,279)	–

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from shares sold	23,057,018	10,824,361
Reinvestment of distributions to shareholders	132,610	–
Payments for shares redeemed	(3,975,742)	(9,378,901)
Net Increase in Net Assets From Class I Capital Share Transactions	19,213,886	1,445,460

Investor Class
Proceeds from shares sold	909,808	233,084
Reinvestment of distributions to shareholders	10,971	–
Payments for shares redeemed	(979,503)	(238,615)
Net Decrease in Net Assets From Investor Class Capital Share Transactions	(58,724)	(5,531)

Class A
Proceeds from shares sold	67,961	1,530,240
Reinvestment of distributions to shareholders	20,617	–
Payments for shares redeemed, net of redemption fees	(3,148,510)	–
Net Increase/(Decrease) in Net Assets From Class A Capital Share Transactions	(3,059,932)	1,530,240

Class C
Proceeds from shares sold	111,132	60,594
Reinvestment of distributions to shareholders	3,658	–
Payments for shares redeemed	(40,641)	(864,535)
Net Increase/(Decrease) in Net Assets From Class C Capital Share Transactions	74,149	(803,941)

Total Increase in Net Assets	$28,514,193	$5,906,957

NET ASSETS:
Beginning of period	57,161,753	51,254,796
End of period	$85,675,946	$57,161,753

See Notes to the Financial Statements.

14	www.cloughglobal.com

Clough Global Long/Short Fund – Class I	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2021 (Unaudited)		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$12.38		$11.38	$10.70	$11.03	$9.40	$10.30
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.02		0.03	(0.04)	(0.07)	(0.10)	(0.12)
Net realized and unrealized gain/(loss) on investments	2.66		0.97	0.72	(0.26)	1.73	(0.74)
Total from Investment Operations	2.68		1.00	0.68	(0.33)	1.63	(0.86)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.06)		–	–	–	–	–
Net realized gains	–		–	–	–	–	(0.04)
Total Distributions to Common Shareholders	(0.06)		–	–	–	–	(0.04)
Net asset value - end of period	$15.00		$12.38	$11.38	$10.70	$11.03	$9.40

Total Investment Return - Net Asset Value(b)	21.70%		8.79%	6.36%	(2.99)%	17.34%	(8.39)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$78,922		$48,932	$44,213	$52,684	$29,629	$44,003

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	1.97	%(c)	2.39%	3.09%	2.85%	3.21%	3.76	%(d)
Operating expenses including fee waivers/reimbursements	1.32	%(c)	1.45%	2.14%	2.03%	1.96%	2.50	%(d)
Net investment income/(loss) including fee waivers/reimbursements	0.34	%(c)	0.28%	(0.38)%	(0.64)%	(0.96)%	(1.30	)%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	1.90	%(c)	2.19%	2.52%	2.42%	2.85%	2.86	%(d)
Operating expenses including fee waivers/reimbursements	1.25	%(c)	1.25%	1.57%	1.60%	1.60%	1.60	%(d)
Net investment income/(loss) including fee waivers/reimbursements	0.41	%(c)	0.48%	0.19%	(0.21)%	(0.60)%	(0.40	)%(d)

PORTFOLIO TURNOVER RATE(e)	91%		253%	269%	156%	237%	261%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	15

Clough Global Long/Short Fund – Investor Class	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2021 (Unaudited)		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$12.20		$11.24	$10.60	$10.96		$9.37		$10.30
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	0.01		0.00 (c)	(0.07)	(0.11)		(0.14)		(0.15)
Net realized and unrealized gain/(loss) on investments	2.62		0.96	0.71	(0.25)		1.73		(0.74)
Total from Investment Operations	2.63		0.96	0.64	(0.36)		1.59		(0.89)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.06)		–	–	–		–		–
Net realized gains	–		–	–	–		–		(0.04)
Total Distributions to Common Shareholders	(0.06)		–	–	–		–		(0.04)
Net asset value - end of period	$14.77		$12.20	$11.24	$10.60		$10.96		$9.37

Total Investment Return - Net Asset Value(d)	21.54%		8.54%	6.04%	(3.28)%		16.97	%(e)	(8.68	)%(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$3,054		$2,602	$2,407	$2,776		$210		$76

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.24	%(f)	2.63%	3.34%	3.14%		3.78%		4.23	%(g)
Operating expenses including fee waivers/reimbursements	1.59	%(f)	1.70%	2.40%	2.33	%(h)	2.29	%(h)	2.85	%(g)
Net investment income/(loss) including fee waivers/reimbursements	0.08	%(f)	0.04%	(0.64)%	(0.93)%		(1.36)%		(1.57	)%(g)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.16	%(f)	2.43%	2.77%	2.71%		3.38%		3.33	%(g)
Operating expenses including fee waivers/reimbursements	1.51	%(f)	1.50%	1.83%	1.90	%(h)	1.89	%(h)	1.95	%(g)
Net investment income/(loss) including fee waivers/reimbursements	0.16	%(f)	0.24%	(0.07)%	(0.50)%		(0.96)%		(0.67	)%(g)

PORTFOLIO TURNOVER RATE(i)	91%		253%	269%	156%		237%		261%

(a)	On December 1, 2017, Class A was renamed Investor Class.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return does not reflect the effect of sales charge.
(e)	Total investment return does not reflect the effect of sales charge.
(f)	Annualized.
(g)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(h)	According to the Fund's shareholder services plan, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended October 31, 2018 and the year ended October 31, 2017, in the amounts of 0.05% and 0.06%, respectively of average net assets of the share class.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

16	www.cloughglobal.com

Clough Global Long/Short Fund – Class A	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2021 (Unaudited)		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Period June 29, 2018 (commencement) to October 31, 2018
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$12.20		$11.24	$10.60	$11.84
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.00	)(b)	0.01	(0.04)	(0.02)
Net realized and unrealized gain/(loss) on investments	2.62		0.95	0.68	(1.22	)(c)
Total from Investment Operations	2.62		0.96	0.64	(1.24)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.06)		–	–	–
Total Distributions to Common Shareholders	(0.06)		–	–	–
Net asset value - end of period	$14.76		$12.20	$11.24	$10.60

Total Investment Return - Net Asset Value(d)	21.46%		8.54%	6.04%	(10.47)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$2,347		$4,567	$2,822	$209

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.28	%(e)	2.60%	3.42%	2.91	%(e)(f)
Operating expenses including fee waivers/reimbursements	1.61	%(e)	1.68%	2.30%	2.32	%(e)(f)
Net investment income/(loss) including fee waivers/reimbursements	(0.03	)%(e)	0.04%	(0.32)%	(0.61	)%(e)(f)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.18	%(e)	2.42%	2.97%	2.44	%(e)(f)
Operating expenses including fee waivers/reimbursements	1.51	%(e)	1.50%	1.85%	1.85	%(e)(f)(g)
Net investment income/(loss) including fee waivers/reimbursements	0.07	%(e)	0.22%	0.13%	(0.14	)%(e)(f)

PORTFOLIO TURNOVER RATE(h)	91%		253%	269%	156%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	The per share amount varies from the net realized and unrealized gain/loss for the whole period because of the timing of sales of fund shares and per share amount of realized and unrealized gains and losses at such time.
(d)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return does not reflect the effect of sales charge.
(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	According to the Fund's shareholder services plan, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended October 31, 2018 in the amount of 0.10% of average net assets of the share class.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2021	17

Clough Global Long/Short Fund – Class C	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2021 (Unaudited)		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$11.82		$10.97	$10.42	$10.84	$9.34	$10.30
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.05)		(0.08)	(0.15)	(0.18)	(0.20)	(0.21)
Net realized and unrealized gain/(loss) on investments	2.54		0.93	0.70	(0.24)	1.70	(0.71)
Total from Investment Operations	2.49		0.85	0.55	(0.42)	1.50	(0.92)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.04)		–	–	–	–	–
Net realized gains	–		–	–	–	–	(0.04)
Total Distributions to Common Shareholders	(0.04)		–	–	–	–	(0.04)
Net asset value - end of period	$14.27		$11.82	$10.97	$10.42	$10.84	$9.34

Total Investment Return - Net Asset Value(b)	21.09%		7.75%	5.28%	(3.87)%	16.06%	(8.97)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$1,353		$1,061	$1,813	$3,562	$95	$73

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.98	%(c)	3.42%	4.07%	3.79%	4.33%	4.78	%(d)
Operating expenses including fee waivers/reimbursements	2.32	%(c)	2.46%	3.17%	3.06%	2.97%	3.50	%(d)
Net investment loss including fee waivers/reimbursements	(0.66	)%(c)	(0.74)%	(1.44)%	(1.58)%	(2.03)%	(2.19	)%(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.91	%(c)	3.21%	3.48%	3.32%	3.96%	3.88	%(d)
Operating expenses including fee waivers/reimbursements	2.25	%(c)	2.25%	2.58%	2.59%	2.60%	2.60	%(d)
Net investment loss including fee waivers/reimbursements	(0.59	)%(c)	(0.53)%	(0.85)%	(1.11)%	(1.66)%	(1.29	)%(d)

PORTFOLIO TURNOVER RATE(e)	91%		253%	269%	156%	237%	261%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return does not reflect the effect of sales charge.
(c)	Annualized.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

18	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2021 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Funds Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized under the laws of the state of Delaware on March 17, 2015. The Trust currently offers shares of beneficial interest (“shares”) of the Clough Global Long/Short Fund (the “Fund”). The Fund’s commencement date is September 30, 2015. The Fund is a diversified investment company with an investment objective to seek to provide long-term capital appreciation. The Fund currently offers four Classes of shares: Class I, Investor Class, Class A and Class C. Prior to December 1, 2017, Investor Class shares were named Class A shares. On June 29, 2018, a new Class A commenced operations. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. As of April 30, 2021, approximately 37% of the Fund is owned by affiliated parties. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946 – Investment Companies.

The net asset value (“NAV”) per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Semi-Annual Report | April 30, 2021	19

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2021 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of April 30, 2021, in valuing the Fund’s investments carried at value.

Clough Global Long/Short Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$72,408,417	$–	$–	$72,408,417
Purchased Options	238,006	–	–	238,006
Corporate Bonds	–	7,992,221	–	7,992,221
Convertible Corporate Bonds	–	1,656,394	–	1,656,394
Government & Agency Obligations	–	2,358,643	–	2,358,643
Short-Term Investments	2,582,658	–	–	2,582,658
TOTAL	$75,229,081	$12,007,258	$–	$87,236,339

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$507,087	$–	$–	$507,087
Total Return Swap Contracts**	–	67,183	–	67,183
Liabilities
Written Options	(16,200)	–	–	(16,200)
Securities Sold Short Common Stocks	(2,364,220)	–	–	(2,364,220)
Exchange Traded Funds	(4,785,330)	–	–	(4,785,330)
TOTAL	$(6,658,663)	$67,183	$–	$(6,591,480)

*	For detailed sector descriptions, see the accompanying Statements of Investments.
**	Futures contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough Capital”) believes the price provided is not reliable, securities of the Fund will be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

For the six months ended April 30, 2021, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Restricted Securities: Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (up to 15% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

20	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2021 (Unaudited)

Restricted securities as of April 30, 2021 were as follows:

Fund	Security	% of Net Assets	Acquisition Date	Principal Amount	Cost	Value
Clough Global Long/Short Fund
	Agile Group Holdings, Ltd.	0.30%	7/20/2020	250,000	$253,991	$256,125
	Melco Resorts Finance, Ltd.	0.31%	9/21/2020	250,000	260,182	269,229
	Sunac China Holdings, Ltd.	0.31%	7/17/2020	250,000	256,890	261,750
	Times China Holdings, Ltd.	0.30%	7/17/2020	250,000	254,835	255,313
Total		1.22%			$1,025,898	$1,042,417

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the six months ended April 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund plans to file U.S. Federal and various state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Certain foreign countries impose a capital gains tax which is accrued by the Fund based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce the Fund's NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statement of Operations.

Distributions to Shareholders: The Fund normally intends to pay dividends on an annual basis. Any net capital gains earned by the Fund are distributed annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes. All of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Fund’s Statement of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Fund’s Statements of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies.

These spot contracts are used by the broker to settle investments denominated in foreign currencies.

Semi-Annual Report | April 30, 2021	21

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2021 (Unaudited)

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction, excluding investment securities. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Exchange Traded Funds: The Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors, but rather only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a fund investing in an ETF will indirectly bear those costs. Such funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Fund, if any, is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Fund intends to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and the Fund’s Portfolio Turnover in the Financial Highlights.

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, including, but not limited to, forward foreign currency contracts, futures, options and swaps. The Fund may use derivatives, among other reasons, as part of the Fund’s investment strategy, to attempt to employ its currency strategies, to seek to hedge against foreign exchange risk, and to gain access to foreign markets.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to its investment objective, but the additional risks from investing in derivatives. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

22	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2021 (Unaudited)

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Market Risk Factors: In addition, in pursuit of its investment objectives, the Fund may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Futures Contracts: The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If the Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If the Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by the Fund. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for futures contracts.

The Fund enters into such transactions for hedging and other appropriate risk-management purposes or to increase return. While the Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. The Fund invested in future contracts during the six months ended April 30, 2021.

Option Writing/Purchasing: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred, if any, on the Fund is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable by the Fund, if any, are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund engaged in purchased and written options during the reporting six months ended April 30, 2021.

Semi-Annual Report | April 30, 2021	23

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2021 (Unaudited)

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

During the six months ended April 30, 2021, the Fund invested in swap agreements consistent with the Fund’s investment strategies to seek to hedge against foreign exchange risk or to gain exposure to certain markets or indices.

The effect of derivatives instruments on the Fund’s Statement of Assets and Liabilities as of April 30, 2021:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Value
Foreign Currency Contracts (Futures Contracts)	Unrealized appreciation on futures contracts(a)	$507,087
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$67,183
Equity Contracts (Purchased Options)	Investments, at value	$238,006
		$812,276

	Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Value
Equity Contracts (Written Options)	Written Options, at value	$(16,200)
Total		$(16,200)

(a)	Represents cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the current day's net variation margin is reported within the Statement of Assets and Liabilities.

24	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2021 (Unaudited)

The effect of derivatives instruments on the Fund’s Statement of Operations for the six months ended April 30, 2021:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$279,807	$(234,318)
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investment securities/Net change in unrealized appreciation/(depreciation) on investment securities	(505,157)	(183,619)
Equity Contracts (Written Options)	Net realized gain/(loss) on written options/Net change in unrealized appreciation/(depreciation) on written options	25,418	391,519
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	1,144,036	(451,065)
Total		$944,104	$(477,483)

The average futures contracts notional amount during the six months ended April 30, 2021 is $52,691,965.The average total return swap contracts notional amount during the six months ended April 30, 2021 is $327,990. The average purchased option contracts notional amount during the six months ended April 30, 2021 is $312,072,908. The average written option contracts notional amount during the six months ended April 30, 2021 is $(13,699,657).

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of April 30, 2021.

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Total Return Swap Contracts	$67,183	$–	$67,183	$–	$–	$67,183
Total	$67,183	$–	$67,183	$–	$–	$67,183

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged which is disclosed in the Statement of Investments.

Semi-Annual Report | April 30, 2021	25

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2021 (Unaudited)

Counterparty Risk: The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Other Risk Factors: Investing in the Fund may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Fund. These events may have adverse effects on the Fund such as a decline in the value and liquidity of many securities held by the Fund, and a decrease in NAV. Such unforeseen developments may limit or preclude the Fund’s ability to achieve its investment objective. Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Fund being subject to larger short-term declines in value compared to other types of investments.

The Fund may have elements of risk due to the investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

An outbreak of Covid-19 respiratory disease caused by a novel coronavirus was first detected in late 2019 and subsequently spread globally in early 2020. The impact of the outbreak has been rapidly evolving, and cases of the virus have continued to be identified in most developed and emerging countries throughout the world. Many local, state, and national governments, as well as businesses, have reacted by instituting quarantines, border closures, restrictions on travel, and other measures designed to arrest the spread of the virus. The outbreak and public and private sector responses thereto have led to large portions of the populations of many nations working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, lack of availability of certain goods, and adversely impacted many industries. These circumstances are evolving, and further developments could result in additional disruptions and uncertainty. The impact of the coronavirus outbreak may last for an extended period of time and result in a substantial economic downturn. Pandemics, including the coronavirus outbreak, have resulted in a general decline in the global economy and negative effects on the performance of individual countries, industries, or sectors. Such negative impacts can be significant in unforeseen ways. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the Fund’s investments, and on the overall performance of the Fund.

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

There were no distributions paid by the Fund during the year ended October 31, 2020.

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax costs as of April 30, 2021, was as follows:

Gross appreciation (excess of value over tax cost)	$16,047,088
Gross depreciation (excess of tax cost over value)	(3,957,279)
Net unrealized appreciation	$12,089,809
Cost of investments for income tax purposes	$75,585,594

The difference between book and tax basis unrealized appreciation is primarily attributable to wash sales, passive foreign investment companies, notional principal contracts and accelerated recognition of unrealized gain or loss on certain futures and options.

26	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2021 (Unaudited)

3. CAPITAL TRANSACTIONS

Common Shares: There is an unlimited number of shares of beneficial interest with no par value per share. Shares redeemed within 30 days of purchase may incur a 2.00% redemption fee deducted from the redemption amount.

	For the Six Months Ended April 30, 2021 (Unaudited)	For the Year Ended October 31, 2020
Class I:
Beginning of period	3,952,651	3,886,012
Shares sold	1,567,056	890,105
Distributions reinvested	9,293	–
Shares redeemed	(267,421)	(823,466)
Net increase in shares outstanding	1,308,928	66,639
Shares outstanding, end of period	5,261,579	3,952,651
Investor Class:
Beginning of period	213,246	214,073
Shares sold	61,197	20,201
Distributions reinvested	780	–
Shares redeemed	(68,488)	(21,028)
Net decrease in shares outstanding	(6,511)	(827)
Shares outstanding, end of period	206,735	213,246
Class A:
Beginning of period	374,366	251,058
Shares sold	4,906	123,308
Distributions reinvested	1,465	–
Shares redeemed	(221,757)	–
Net increase (decrease) in shares outstanding	(215,386)	123,308
Shares outstanding, end of period	158,980	374,366
Class C:
Beginning of period	89,793	165,212
Shares sold	7,497	5,089
Distributions reinvested	268	–
Shares redeemed	(2,741)	(80,508)
Net increase (decrease) in shares outstanding	5,024	(75,419)
Shares outstanding, end of period	94,817	89,793

.

Semi-Annual Report | April 30, 2021	27

Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2021 (Unaudited)

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year, short-term securities, and Long Term U.S. Government Obligations, for the six months ended April 30, 2021, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Clough Global Long/Short Fund	$76,668,871	$57,289,524

Investment transactions in U.S. Government Obligations during the six months ended April 30, 2021 were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Clough Global Long/Short Fund	$4,074,648	$5,198,023

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: Clough Capital serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, the Adviser receives an annual investment advisory fee, based on the Fund’s average daily net assets, which is paid monthly. The annualized rate of this fee is 1.10%.The Adviser has agreed contractually to limit the operating expenses of each class of the Fund (excluding Rule 12b-1 Distribution and Service Fees, Shareholder Services Fees, acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, and litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.25% through February 28, 2022. The Adviser is permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the waiver agreement described above to the extent that such recovery does not cause total annual operating expenses to exceed the expense limitation in effect (i) at the time the fees and/or expenses to be recovered were waived and/or reimbursed and (ii) at the time of such recovery. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees were waived or expenses were reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board.

As of April 30, 2021, the balances of future recoupable expenses were as follows:

	Expires in 2021	Expires in 2022	Expires in 2023	Expires in 2024	Total
Class I	$(397,552)	$(432,912)	$(419,823)	$(217,106)	$(1,467,393)
Investor Class	$(21,047)	$(24,344)	$(22,663)	$(9,474)	$(77,528)
Class A	$(366)	$(12,710)	$(30,639)	$(10,993)	$(54,708)
Class C	$(17,407)	$(26,750)	$(12,166)	$(4,147)	$(60,470)

Administration Agreement: The Fund currently employs ALPS Fund Services, Inc. (“ALPS”) under an administration agreement to provide certain administrative services to the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee accrued daily, paid monthly.

Transfer Agency and Service Agreement: ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund.

Distribution and Shareholder Services Plan: The Fund has adopted a separate plan of distribution for Investor Class, Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”). ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the Fund’s distributor.

The Plans allow the Fund, as applicable, to use Investor Class, Class A and Class C assets to pay fees in connection with the distribution and marketing of Investor Class, Class A and Class C shares and/or the provision of ongoing servicing for the benefit of shareholders. Each Plan permits payment for services in connection with the administration of plans or programs that use Investor Class, Class A and/or Class C shares of the Fund as their funding medium and for related expenses.

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Clough Global Long/Short Fund	Notes to Financial Statements

April 30, 2021 (Unaudited)

The Plans permit the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class and Class A shares, and 1.00% of the Fund’s average daily net assets attributable to its Class C shares. Because these fees are paid out of the Fund’s Investor Class, Class A and Class C shares, respectively, on an ongoing basis, over time they will increase the cost of an investment in Investor Class, Class A and Class C shares. For example, the Class C Plan fees may cost an investor more than the Investor Class and Class A Plan sales charges over time.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going servicing for the benefit of shareholders performed by such financial intermediaries for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain additional criteria in order to continue to receive 12b-1 fees. For Class C shares, the Distributor is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup the expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for Class C Plan compensation beginning in the 13th month following the purchase of Class C Shares, although the Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. The Distributor may retain some or all compensation payable pursuant to the Plans under certain circumstances, such as when a financial intermediary is removed as the broker of record or a financial intermediary fails to meet certain qualification standards to be eligible to continue to be the broker of record.

Shareholder Services Plan for Investor Class and Class A Shares: The Fund has adopted a non-12b-1 shareholder services plan (the “Services Plan”) with respect to the Fund’s Investor Class and Class A shares. Under the Services Plan, the Fund is authorized to pay financial intermediaries an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of the Investor Class and Class A shares of the Fund attributable to or held in the name of the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. These activities may include, but are not limited to, establishing and maintaining Fund shareholder accounts on a transaction processing and record keeping system, providing Fund shareholders with the ability to access current Fund information, including without limitation, share balances, dividend information and transaction history, and permitting the Fund’s transfer agent to receive order instructions from or on behalf of Fund shareholders for the purchase or redemption of Shares. None of these activities include distribution services. Any amount of the Services Plan fees not paid during the Fund’s fiscal year for such servicing shall be reimbursed to the Fund.

6. AFFILIATED TRANSACTIONS

The Fund may engage in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions from or to another registered investment company, or any account which is considered an affiliated account by reason of having a common investment adviser. At its regularly scheduled meetings, the Board reviews such transactions as of the most current calendar quarter for compliance with the requirements set forth in Rule 17a-7 and the Fund’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment or cash credit (to be used to purchase shares of the fund involved) against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of the Fund. During the six months ended April 30, 2021 the Fund did not engage in cross trades.

7. INDEMNIFICATION

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Semi-Annual Report | April 30, 2021	29

Clough Global Long/Short Fund	Additional Information

April 30, 2021 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

The Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Fund’s website at http://www.cloughglobal.com. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund for the period ended June 30, are available without charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for each fiscal quarter on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

30	www.cloughglobal.com

Clough Global Long/Short Fund	Investment Advisor Agreement Approval

April 30, 2021 (Unaudited)

At a meeting of the Board held on April 14, 2021 the Trustees of Clough Funds Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), voted to approve the continuation of the current Management Agreement (the “Management Agreement”) with Clough Capital Partners L.P. (the “Adviser”) with respect to the Clough Global Long/Short Fund (the “Fund”). The meeting was held through videoconference pursuant to SEC guidance providing temporary relief from in-person voting requirement for board approvals in certain circumstances related to the COVID-19 pandemic. In voting such approval, the Board took into account various sources of information, considerations and conclusions, as summarized below.

Management Agreement Approval Process

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors or trustees, including a majority of those directors or trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act, initially approve, and after an initial term not exceeding two years, annually review and consider the continuation of, the mutual fund’s investment advisory agreement. The Board reviewed information relating to the Fund and the Adviser that was prepared in response to specific inquiries made on behalf of the Independent Trustees to assist them in their consideration of the continuation of the Management Agreement. This information included, among other things, information about: the Adviser’s organization, operations and personnel; the services provided to the Fund by the Adviser; the Adviser’s portfolio management, trading and compliance practices; and the level of the advisory fee and the total expense ratio of the Fund relative to a peer group of comparable funds investing in broad selection of global equity securities using long/short investment strategies, as detailed in a comparative analysis prepared by an independent data provider. As part of its consideration process, the Board received presentations from representatives of the Adviser regarding the Fund and its investment strategy, and reviewed the Fund’s investment performance in comparison to the performance of benchmark indices and other similarly managed funds. The Independent Trustees of the Board also met in executive session separately from Fund management and the interested Trustees to consider the information provided and to confer with independent legal counsel regarding their responsibilities under relevant laws and regulations.

Nature, Quality and Extent of Services

In evaluating the nature, quality and extent of services provided by the Adviser to the Fund, the Board reviewed information relating to the Adviser’s operations and personnel, including: its organizational and management structure; the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund; the portfolio management and trading practices employed in managing the Fund; the Adviser’s financial condition and devotion of resources necessary to provide the services required under the Management Agreement and otherwise support the Fund. In particular, the Board noted that the Adviser has an appropriate level of financial and human resources, including a portfolio management team with experience managing global long-short portfolios, and has dedicated resources to, among other things, regulatory compliance, cybersecurity, business continuity planning, and risk management processes with respect to the Fund. The Board noted the Adviser’s implementation of its business continuity plan in response to the COVID-19 pandemic and its success in continuously providing services to the Fund notwithstanding the disruptions caused by the pandemic.

The Board also compared the Fund’s investment performance over various periods to benchmark indices and a peer group of comparable long-short equity funds selected by an independent data provider. The Board noted that the Fund had outperformed its peer group during the one-year, three-year and five-year periods ended February 28, 2021. In this respect the Board noted that the median average annual net total return performance of the peer group was 16.81% and the Fund’s performance was 30.27% for the one-year period then ended. The Board noted that with respect to longer term performance, for the three-year period the Fund’s performance of 9.09% exceeded the 4.54% peer group median, and for the five-year period the Fund’s return of 10.78% exceeded the peer group’s median return of 6.39%.

Based upon these and other relevant factors, the Board concluded that the Adviser had provided and could reasonably be expected to continue to provide an appropriate level of service to effectively perform the duties required of it under the Management Agreement and that the Adviser’s personnel are qualified to manage the Fund’s assets in accordance with its stated investment objectives and policies.

Fees and Expenses

In considering the fee payable to the Adviser under the Management Agreement, the Board reviewed comparative information presented in the report of an independent data provider relating to the actual and contractual fee level and total expense ratio of the Fund relative to a peer group of comparable long-short equity funds. In this regard, the Board considered that the gross advisory fee payable by funds in the peer group ranged from 0.800% to 1.750%, with a median of 1.250%, and that the Fund’s gross advisory fee was 1.100% for the fiscal year ended October 31, 2020. The Board also considered that the net total expense ratio for the peer group, excluding investment related expenses, ranged from 1.169% to 2.489%, with a median of 1.592%, and that the Fund’s net total expense ratio, excluding investment related expenses, was 1.250% for the fiscal year ended October 31, 2020 after giving effect to a contractual limit on Fund operating expenses. The Board also requested and reviewed information regarding the fees charged by the Adviser to the other registered funds and institutional separate accounts it manages.

In reviewing Fund expense levels, the Board noted that during the one-year period ended February 28, 2021 the Adviser had waived a portion of its advisory fees for the purpose of maintaining a limit on total operating expenses, and that the Adviser had proposed to continue waiving advisory

Semi-Annual Report | April 30, 2021	31

Clough Global Long/Short Fund	Investment Advisor Agreement Approval

April 30, 2021 (Unaudited)

fees, if necessary, for each share class of the Fund for a period of at least one year from the date of the Fund’s prospectus, subject to potential recapture under certain conditions. The Board considered that the Adviser had agreed to extend the contractual limit on total operating expenses established at an annual rate of 1.25% through February 28, 2022 (excluding Rule 12b-1 fees, shareholder services fees, acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, and litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles).

On the basis of the information provided, the Board concluded that the advisory fee was reasonable in light of the nature, quality and extent of services provided by the Adviser.

Profitability

In considering the fees payable under the Management Agreement, the Board reviewed information regarding the Adviser’s costs to provide investment management and related services to the Fund and the estimated profitability to the Adviser from all services provided to the Fund. In its evaluation, the Board considered the Adviser’s representation that the level of its estimated profitability was reasonable based on the Adviser’s costs in delivering such services. The Board also considered that the actual profitability of the Fund to the Adviser would depend on the growth of assets under management over time, after giving effect to the Adviser’s agreement to maintain a limit on total expenses for a period of at least one year from the date of the Fund’s prospectus. Based on these considerations, the Board concluded that the profits expected to be realized by the Adviser as a result of the continuation of the Management Agreement would not be excessive.

Economies of Scale

In reviewing the Fund’s advisory fee, the Board considered the extent to which the Adviser, on the one hand, and the Fund, on the other hand, can expect to benefit from economies of scale in the event the assets of the Fund increase over time. In considering the potential to realize benefits from economies of scale, the Board reviewed the Fund’s advisory fee in comparison to comparable peer funds as well as the Fund’s expense ratio after giving effect to the Adviser’s agreement to limit total expenses for a period of one year from the date of the Fund’s prospectus. On the basis of the foregoing, and in light of the Fund’s current and expected asset levels, the Board concluded that the structure of the advisory fee is appropriate and that fee breakpoints are not required at this time. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of breakpoints as part of future annual reviews of the Management Agreement.

Other Benefits

The Board considered other potential benefits to be derived by the Adviser from its relationship with the Fund, as well as any additional benefits which may be derived by the Fund as a result of its association with the Adviser.

Continuation of Agreement

Based on its review of the information provided, and such other factors and conclusions as the Board deemed relevant, the Board, including a majority of the Independent Trustees, concluded that maintaining the Management Agreement with the Adviser is in the best interests of the Fund and voted to approve its continuation. In reaching this determination, the Board did not assign relative weights to any factors or conclusions taken into account nor did it deem any one or group of such factors or conclusions to be determinative in isolation.

32	www.cloughglobal.com

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 13.	Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	None.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH FUNDS TRUST

By:	/s/ Dawn Cotten
Dawn Cotten
President/Principal Executive Officer

Date:	June 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH FUNDS TRUST

By:	/s/ Dawn Cotten
Dawn Cotten
President/Principal Executive Officer

Date:	June 30, 2021

By:	/s/ Erich Rettinger
Erich Rettinger
Treasurer/Principal Financial Officer

Date:	June 30, 2021